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                                       Securities Act of 1933 File No. 33-49808
                                                                SEC Rule 497(e)


                                  SUPPLEMENT
                                      TO
                      PROSPECTUS DATED SEPTEMBER 15, 1998
                                    OF THE
                         DOMINION INSIGHT GROWTH FUND


     The Prospectus dated September 15, 1998 of the Dominion Insight Growth Fund (the "Fund") is hereby supplemented and amended as follows:

 1. Brian E. White has resigned as President of the Fund. The Board of Directors has elected C. Dewey Elliott, III as the new President of the Fund, and Douglas W. Powell as the Chief Executive Officer of the Fund. Messrs. Elliott and Powell have also been appointed to the Board of Directors by the Board to fill the vacancies created by their prior resignations.

 2. In addition to the foregoing actions, the Board of Directors and the Distributor have determined to waive the applicable sales charge on all sales of the Fund's shares that occur on or after April 1, 1999. Shares of the Fund will thereafter be sold at a public offering price equal to net asset value per share, without a sales charge. The Fund and the Distributor reserve the right to reinstate the sales load at any time by means of a Supplement to that effect.

     The Statement of Additional Information dated September 15, 1998 of the Fund is also supplemented by the foregoing.

     Terms used and not otherwise used herein shall have the meanings set forth in the Prospectus.


               The date of this Supplement is March 15, 1999.